Contract #1-19868214-11

Amendment #11
to the Yahoo! Publisher Network Contract #1-19868214
Effective Date: April 24, 2009, as amended (the “Original Agreement”)

THIS AMENDMENT #11 to the Original Agreement (“Amendment #11”) is effective as of January 15, 2016 (“Amendment #11 Effective Date”) by and between Inuvo, Inc. (“Publisher”), on the one hand, and Yahoo! Inc., Yahoo! Singapore Digital Marketing Pte. Ltd. and Yahoo! EMEA Limited, on the other hand. All capitalized terms not defined herein shall have the meanings assigned to them in the Original Agreement.

In consideration of mutual covenants and conditions, the receipt and sufficiency of which are hereby acknowledged, Publisher and Yahoo hereby agree as follows:

1.Section 2 of Amendment #8 to the Original Agreement is hereby deleted, and the End Date on the first page of the Service Order to the Original Agreement is hereby deleted and replaced with “July 24, 2016”.

2.The Affiliate Agreement (as defined in Amendment #8 to the Original Agreement) expired as of April 24, 2015. For the avoidance of doubt, and for purposes of clarity, notwithstanding the expiration of the Affiliate Agreement, the parties agree that the automatic termination provision set forth in Section 2(b) of Amendment #8 to the Original Agreement was not triggered by the expiration of the Affiliate Agreement, and the Original Agreement was and remains in full force and effect from the Start Date through and including the date hereof.

3.Except as expressly set forth herein, the Original Agreement will remain in full force and effect in accordance with its terms.

4.In the event of a conflict between any of the terms and conditions of the Original Agreement and the terms and conditions of this Amendment #11, the terms and conditions of this Amendment #11 shall govern.

5.This Amendment #11 may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

[Signatures on next page]

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to enter into this Amendment #11 effective as of the Amendment #11 Effective Date.

YAHOO CONFIDENTIAL

Contract #1-19868214-11

INUVO, INC.	YAHOO! INC.

By: /s/ Don W. Barrett, III	By: /s/ Ian Weingarten

Name: Don W. Barrett, III	Name: Ian Weingarten

Title: COO	Title: SVP, Corporate Development & Partnerships

Date: 1/18/16	Date: January 22nd, 2016

YAHOO! EMEA LIMITED

By: _________________________________

Name: _______________________________

Title: ________________________________

Date: _________________________________

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YAHOO CONFIDENTIAL